UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bilby Road, Suite 15, Building 2, Hackettstown, NJ	07840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

Reliance on SEC Relief from Filing Requirements

The impact of the novel coronavirus (“COVID-19”) pandemic will cause Vislink Technologies, Inc. (the “Company”, “we”, “us” or “our”) to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”), which was originally due to be filed with the U.S. Securities and Exchange Commission (“SEC”) on May 15, 2020. The Company will be relying on the SEC’s “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”), which provides conditional relief to public companies that are unable to timely comply with a filing deadline due to circumstances related to the COVID-19 pandemic.

As a result of COVID-19, the Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has adversely affected employee efficiency and disrupted the Company’s business operations. In particular, these changes have affected the collaboration of our financial reporting team and the accessibility of the Company’s books and records, resulting in delays in the review, preparation and completion of its financial statements for the first quarter of 2020 due to guidance from authorities for employees to follow work from home procedures. Accordingly, the Company does not believe it will be able to complete certain internal procedures upon receipt of its auditors’ review that may be required to be filed on its Form 10-Q prior to the original filing deadline. Based on the foregoing, the Company expects to file its Form 10-Q no later than June 29, 2020 (45 days after the original filing deadline of the Form 10-Q, as allowed by the Order).

Risk Factor

As required by the Order, the Company is including the following risk factor in this Current Report on Form 8-K:

We face risks related to health epidemics and other outbreaks, which could significantly disrupt our operations and could have a material adverse impact on us, and the recent COVID-19 outbreak could materially and adversely affect our business.

The COVID-19 health emergency has significantly impacted worldwide economic conditions and has asserted its adverse effect on our operations and business. While the Company’s facilities and locations continue to operate, we took actions to safeguard the best interest of our employees, customers, suppliers, and our professionals and advisors are following similar protocols and procedures. We are following governmental guidelines considering imposing mandatory closures, work-from-home orders, social distancing protocols, and seek voluntary facility closures or impose other restrictions. These actions may cause the Company’s ability to adequately staff, maintain our operations, impair our ability to sustain enough financial liquidity, and may negatively impact our financial results. We are experiencing disruptions in our business as we implement modifications to preserve adequate resources and ensure that our Company can continue to operate during this uncertain time. Individual states have issued executive orders requiring all workers to remain at home unless their work is critical, essential, or life-sustaining. We believe that, based on the various standards published to date, the work our employees are performing is vital to sustaining a level of operations while maintaining governmental safety precautions for employees at our facilities. The Company has reduced hiring activities, adjusted pay programs, and limited discretionary spending. We have reduced anticipated expenditures on capital investment projects.

The future financial results of the Company may be affected by the COVID-19 pandemic. Our suppliers may face limitations of their manufacturing capabilities, curtailing our sales orders on the products we sell, or the Company may face detriments to meet delivery requirements and commitments. The ability of our customers to make timely remittances can be affected too. We will continue to monitor the situation actively. We may take further actions that alter our business operations as may be required by federal, state, or local authorities or that we determine are in the best interests of our employees, customers, suppliers, and shareholders. While we are unable to determine or predict the nature, duration or scope of the overall impact the COVID-19 pandemic will have on our business, results of operations, liquidity or capital resources, we believe that it is important to share where our Company stands today, how our response to COVID-19 is progressing and how our operations and financial condition may change as the fight against COVID-19 progresses.

Cautionary Statement Regarding Forward- Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward- looking statements. The Company does not undertake an obligation to update or revise any forward- looking statements. These statements include the anticipated timing of the filing of the Form 10-Q with the SEC and the expected impact of the COVID-19 virus outbreak on the Company’s financial reporting capabilities. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of such report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of such report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	VISLINK TECHNOLOGIES, INC.

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer